UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2009

ITEM 1.     REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / SEPTEMBER 30, 2009

Western Asset Variable Rate Strategic Fund Inc.

(GFY)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

What’s inside

Letter from chairman	I

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	25

Statement of operations	26

Statements of changes in net assets	27

Financial highlights	28

Notes to financial statements	29

Report of independent registered public accounting firm	45

Additional information	46

Annual chief executive officer and chief financial officer certifications	52

Important tax information	53

Dividend reinvestment plan	54

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended September 30, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s advance estimate for third quarter 2009 GDP growth was 3.5%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. As an example, the manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, thirteen of the eighteen manufacturing industries the PMI tracks expanded during the month. In contrast, only eleven industries expanded in August.

The long-ailing housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.6% in July 2009 versus the prior month. This marked the third straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.4% in August, the seventh consecutive monthly increase.

One area that remained weak—and could hamper the pace of economic recovery—was the labor market. While monthly job losses have moderated

Western Asset Variable Rate Strategic Fund Inc.	I

Letter from the chairman continued

compared to earlier in the year, the unemployment rate rose to 9.8% in September 2009, its highest level in twenty-six years. Since December 2007, more than seven million jobs have been shed and there have been twenty-one consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its September 2009 meeting, the Fed said that it “will continue to employ a wide range of tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

During the twelve-month reporting period ended September 30, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. When the period began, two- and ten-year Treasury yields were 2.00% and 3.85%, respectively. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on March 31, 2009, two- and ten-year Treasury yields were 0.81% and 2.71%, respectively.

During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.95% and 3.31%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the twelve-month period ended September 30, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 10.56%.

The high-yield bond market produced very strong results for the twelve months ended September 30, 2009. After generating extremely poor results in October and November 2008, the asset class posted positive returns

II	Western Asset Variable Rate Strategic Fund Inc.

during nine of the last ten months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, over the twelve months ended September 30, 2009, the Citigroup High Yield Market Indexviii returned 21.08%.

After falling sharply in October 2008, emerging market debt prices rallied sharply—posting positive returns during ten of the last eleven months of the reporting period. This was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended September 30, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 18.67%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Western Asset Variable Rate Strategic Fund Inc.	III

Letter from the chairman continued

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Pending Home Sales Index is an index created by the National Association of Realtors that tracks homes sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

IV	Western Asset Variable Rate Strategic Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. The Fund invests in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, a variety of factors impacted the fixed-income market, leading to periods of fluctuating Treasury yields and elevated volatility. As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets, forced selling by highly leveraged investors and a lack of liquidity. Investor risk aversion intensified through December 2008, given the severe disruptions in the global financial markets. At the epicenter of the turmoil was the ongoing fallout from the September 2008 bankruptcy of Lehman Brothers. This caused investors to seek the relative safety of shorter-term Treasuries, driving their yields down to historically low levels. In contrast, riskier portions of the fixed-income market generally performed poorly, as spreads in many sectors widened to record high levels.

Treasury yields generally moved higher from January 2009 through the end of the fiscal year, especially on the long end of the yield curvei. This was due to less demand for these securities as risk aversion abated and, in terms of longer-term Treasuries, because of concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. All told, the yield on two-year Treasuries fell from 2.00% to 0.95% during the twelve-month period ended September 30, 2009. The yield on ten-year Treasuries moved from 3.85% to 3.31% over the same period.

A return to more normal market conditions, including improved liquidity and signs that the economy may be bottoming, caused a sharp rebound in the spread sectors (non-Treasuries). Following their poor performance in 2008, many of the spread sectors recouped a large portion of their earlier losses over the last nine months of the reporting period. The spread sectors were also supported by increased demand from investors seeking to generate incremental yields in a relatively low interest rate environment.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	1

Fund overview continued

Q. How did we respond to these changing market conditions?

A. Several adjustments were made to the Fund’s portfolio during the fiscal year. We pared the Fund’s agency mortgage-backed security (“MBS”) exposure and increased its exposure to corporate Financials sector securities that were guaranteed by the Federal Deposit Insurance Corporation (“FDIC”). This positively contributed to the Fund’s performance. We also tactically adjusted the Fund’s durationii. When the reporting period began, the Fund’s duration was shorter than that of its benchmark. During the fiscal year, we moved to a long position versus the benchmark, which contributed to performance as rates declined.

Overall, the use of derivatives was a significant contributor to performance during the twelve-month period. We used Eurodollar futures and options to manage the portfolio’s exposure to the short end of the yield curve and used Treasury futures to manage exposure to the intermediate-to-long end of the curve. We utilized interest rate swaps to hedge the Fund’s yield curve exposure and overall duration during the period. We also used credit default swaps early in the fiscal year to increase the Fund’s exposure to certain sectors in the corporate bond market. Currency contracts were used to hedge the currency exposure of the Fund’s non-U.S. dollar denominated securities, especially those in Europe.

Performance review

For the twelve months ended September 30, 2009, Western Asset Variable Rate Strategic Fund Inc. returned 5.91% based on its net asset value (“NAV”)iii and 22.20% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Merrill Lynch Constant Maturity 3-Month LIBOR Indexiv, returned 2.28% for the same period. The Lipper Global Income Closed-End Funds Category Averagev returned 16.16% over the same time frame. However, the Fund’s variable rate mandate makes meaningful comparisons with funds in the Lipper Global Income Closed-End Funds Category, which have longer duration mandates, difficult. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.73 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of September 30, 2009 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$15.18 (NAV)	5.91%
$13.78 (Market Price)	22.20%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

2	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

Q. What were the leading contributors to performance?

A. The Fund’s investments in both investment grade and high-yield corporate bonds were the largest contributors to performance during the fiscal year. Corporate spreads had moved to historically wide levels during last year’s financial crisis. Given our fundamental analysis of the situation, we did not abandon the sector, as we believed these spreads had moved to unsustainable levels and did not accurately reflect future default rates. We were rewarded for maintaining our investment discipline, as corporate spreads substantially narrowed in 2009 and their prices rallied sharply. Within the investment grade sector, our Financials holdings, namely large money center banks like Goldman Sachs, and several Industrials holdings, especially in Basic Industry1, Energy and Communications2, performed particularly well. Within the high-yield sector, a number of Financials and Industrials holdings enhanced the Fund’s results. The top two high-yield holdings that benefited performance were GMAC LLC and Ford Motor Credit Co.

Also contributing to the Fund’s performance was its exposure to agency MBS, as they were aided by the government’s direct purchases of these securities. As mentioned, the Fund’s duration positioning was also a positive contributor to performance during the fiscal year.

Q. What were the leading detractors from performance?

A. The Fund’s non-agency MBS performed poorly during the fiscal year and were detractors from results. Unlike agency MBS, non-agency MBS did not receive direct support from the government and this negatively impacted their performance given the housing market deterioration.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

1  Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

2  Communications consists of the following industries: Media—Cable, Media—Non-Cable and Telecommunications.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	3

Fund overview continued

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 20, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 6 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2009 were: Financials (32.5%), Collateralized Mortgage Obligations (24.0%), Mortgage-Backed Securities (7.7%), Consumer Discretionary (7.0%) and Energy (5.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv

The Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

[v]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

4	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†

The bar graphs above represent the composition of the Fund’s investments as of September 30, 2009 and September 30, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	5

Schedule of investments

September 30, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 43.1%
CONSUMER DISCRETIONARY — 3.8%
	Auto Components — 0.0%
50,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	$13,376
	Automobiles — 0.4%
400,000	Daimler Chrysler North America Holding Corp., Notes, 6.500% due 11/15/13	431,331
	Motor Liquidation Co., Senior Debentures:
50,000	8.250% due 7/15/23(a)	8,000
400,000	8.375% due 7/15/33(a)	67,000
	Total Automobiles	506,331
	Diversified Consumer Services — 0.1%
155,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	172,825
30,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	30,375
	Total Diversified Consumer Services	203,200
	Hotels, Restaurants & Leisure — 0.8%
226,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(b)	150,290
	El Pollo Loco Inc.:
90,000	Senior Notes, 11.750% due 11/15/13	83,250
20,000	Senior Secured Notes, 11.750% due 12/1/12(b)	21,175
175,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(b)	180,687
70,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(a)(d)	32,725
	MGM MIRAGE Inc.:
	Senior Notes:
230,000	7.625% due 1/15/17	180,550
35,000	11.375% due 3/1/18(b)	33,075
	Senior Secured Notes:
20,000	10.375% due 5/15/14(b)	21,450
55,000	11.125% due 11/15/17(b)	60,363
200,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	136,500
25,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	19,875
10,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 4.680% due 2/1/14(b)(c)	4,950

See Notes to Financial Statements.

6	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 0.8% continued
	Station Casinos Inc.:
155,000	Senior Notes, 7.750% due 8/15/16(a)(d)	$47,275
15,000	Senior Subordinated Notes, 6.875% due 3/1/16(a)(d)	600
	Total Hotels, Restaurants & Leisure	972,765
	Household Durables — 0.2%
45,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	45,225
220,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	210,100
	Total Household Durables	255,325
	Leisure Equipment & Products — 0.0%
25,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(b)	26,500
	Media — 1.9%
	Affinion Group Inc.:
	Senior Notes:
110,000	10.125% due 10/15/13(b)	113,575
75,000	10.125% due 10/15/13	77,437
65,000	Senior Subordinated Notes, 11.500% due 10/15/15	67,113
557,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(a)(d)	105,830
40,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(b)	38,000
10,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(a)(d)	75
100,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(b)(d)	108,750
2,000	CMP Susquehanna Corp., 4.774% due 5/15/14(c)(d)(e)	850
400,000	Comcast Corp., Senior Notes, 6.500% due 1/15/17	439,669
100,000	DirecTV Holdings LLC/DirecTV Financing Co. Inc., Senior Notes, 4.750% due 10/1/14(b)	100,250
	DISH DBS Corp., Senior Notes:
375,000	6.625% due 10/1/14	365,625
65,000	7.875% due 9/1/19(b)	65,975
85,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(a)	4,250
	R.H. Donnelley Corp.:
80,000	Senior Discount Notes, 6.875% due 1/15/13(a)	5,000
240,000	Senior Notes, 8.875% due 10/15/17(a)	15,000
50,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	38,500
400,000	Time Warner Inc., Senior Subordinated Notes, 6.875% due 5/1/12	440,588
170,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(b)	183,600
30,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18(b)	31,650

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	7

Schedule of investments continued

September 30, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Media — 1.9% continued
	Virgin Media Finance PLC:
60,000	Senior Bonds, 9.500% due 8/15/16	$63,450
140,000	Senior Notes, 9.125% due 8/15/16	144,550
	Total Media	2,409,737
	Multiline Retail — 0.1%
20,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	22,200
62,960	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(f)	54,146
	Total Multiline Retail	76,346
	Specialty Retail — 0.2%
	Blockbuster Inc.:
125,000	Senior Secured Notes, 11.750% due 10/1/14(b)	119,687
65,000	Senior Subordinated Notes, 9.000% due 9/1/12	41,925
45,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	44,550
	Total Specialty Retail	206,162
	Textiles, Apparel & Luxury Goods — 0.1%
105,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	113,006
	TOTAL CONSUMER DISCRETIONARY	4,782,748
CONSUMER STAPLES — 0.8%
	Food & Staples Retailing — 0.7%
420,807	CVS Corp., Pass—through Certificates, 6.117% due 1/10/13(b)(e)	429,295
180,000	Kroger Co., Notes, 3.900% due 10/1/15	181,672
300,000	Safeway Inc., Senior Notes, 6.500% due 3/1/11	318,986
	Total Food & Staples Retailing	929,953
	Food Products — 0.0%
30,000	Dole Food Co. Inc., Senior Secured Notes, 8.000% due 10/1/16(b)	30,262
	Tobacco — 0.1%
	Alliance One International Inc., Senior Notes:
50,000	10.000% due 7/15/16(b)	51,875
30,000	10.000% due 7/15/16(b)	31,125
	Total Tobacco	83,000
	TOTAL CONSUMER STAPLES	1,043,215
ENERGY — 5.5%
	Energy Equipment & Services — 0.1%
155,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	141,825
20,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	20,600
	Total Energy Equipment & Services	162,425
	Oil, Gas & Consumable Fuels — 5.4%
400,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	429,432
170,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	158,950

See Notes to Financial Statements.

8	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 5.4% continued
60,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	64,350
	Chesapeake Energy Corp., Senior Notes:
70,000	6.375% due 6/15/15	65,363
285,000	7.250% due 12/15/18	270,750
210,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	210,000
300,000	ConocoPhillips, 4.750% due 10/15/12	322,813
400,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	435,377
375,000	El Paso Corp., Medium-Term Notes, 7.375% due 12/15/12	384,423
	Enterprise Products Operating LLP:
80,000	Junior Subordinated Notes, 8.375% due 8/1/66(c)	74,894
120,000	Subordinated Notes, 7.034% due 1/15/68(c)	105,158
60,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	59,775
30,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	27,450
	Kinder Morgan Energy Partners LP, Senior Notes:
240,000	7.500% due 11/1/10	251,642
170,000	6.000% due 2/1/17	177,928
330,000	LUKOIL International Finance BV, Notes, 6.356% due 6/7/17(b)	319,704
55,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14	42,900
75,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	76,125
700,000	Pemex Project Funding Master Trust, Senior Notes, 0.934% due 12/3/12(b)(c)	672,000
	Plains Exploration & Production Co., Senior Notes:
60,000	10.000% due 3/1/16	64,950
40,000	8.625% due 10/15/19	40,700
1,000,000	SandRidge Energy Inc., Senior Notes, 4.222% due 4/1/14(c)	892,073
45,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(b)(d)	3,150
140,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	132,300
20,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(b)	18,300
500,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	574,895
	XTO Energy Inc., Senior Notes:
400,000	7.500% due 4/15/12	443,744
500,000	5.500% due 6/15/18	516,879
	Total Oil, Gas & Consumable Fuels	6,836,025
	TOTAL ENERGY	6,998,450
FINANCIALS — 21.9%
	Capital Markets — 1.8%
400,000	Bear Stearns Cos. Inc., (JPM), 0.718% due 1/31/11(c)	399,607
550,000	Goldman Sachs Capital III, Preferred Securities, 1.131% due 9/1/12(c)(g)	369,705
730,000	Macquarie Bank Ltd., 2.600% due 1/20/12(b)	749,931

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	9

Schedule of investments continued

September 30, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Capital Markets — 1.8% continued
400,000		Merrill Lynch & Co. Inc., Medium-Term Notes, 0.704% due 7/25/11(c)	$389,469
400,000		Morgan Stanley, Medium-Term Notes, 0.838% due 1/9/14(c)	372,556
		Total Capital Markets	2,281,268
		Commercial Banks — 7.7%
500,000		American Express Bank FSB, 0.544% due 6/12/17(c)	406,735
3,300,000		Australia & New Zealand Banking Group Ltd., Senior Notes, 0.572% due 6/18/12(b)(c)	3,274,471
		Barclays Bank PLC, Senior Notes:
240,000		5.200% due 7/10/14	253,783
200,000		5.000% due 9/22/16	202,849
14,936,000	RUB	HSBC Bank PLC, Credit-Linked Notes, (Russian Agricultural Bank), 8.900% due 12/20/10(b)(c)(e)	365,757
230,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(b)(c)	188,052
2,300,000		Lloyds TSB Bank PLC, Senior Notes, 1.417% due 4/1/11(b)(c)	2,297,626
		Royal Bank of Scotland PLC, Senior Notes:
890,000		3.000% due 12/9/11(b)	916,738
590,000		2.625% due 5/11/12(b)	599,175
390,000		VTB Capital SA, Loan Participation Notes, 2.183% due 11/2/09(b)(c)(e)	389,588
300,000		Wachovia Capital Trust III, Junior Subordinated Bonds, 5.800% due 3/15/11(c)(g)	211,500
550,000		Wells Fargo & Co., Senior Notes, 3.750% due 10/1/14	547,865
		Total Commercial Banks	9,654,139
		Consumer Finance — 4.7%
300,000		Aiful Corp., Notes, 5.000% due 8/10/10(b)	160,523
400,000		American Express Co., Subordinated Debentures, 6.800% due 9/1/66(c)	346,000
		Ford Motor Credit Co., Senior Notes:
3,000,000		2.079% due 1/15/10(c)	2,977,500
220,000		9.875% due 8/10/11	223,216
		GMAC LLC:
2,456,000		2.561% due 12/1/14(b)(c)	1,906,470
		Senior Notes:
15,000		7.250% due 3/2/11(b)	14,588
307,000		6.750% due 12/1/14(b)	264,020
30,000		8.000% due 11/1/31(b)	24,450
		Total Consumer Finance	5,916,767
		Diversified Financial Services — 5.7%
200,000		AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67(b)(c)	83,000
144,403		Air 2 US, Notes, 8.027% due 10/1/19(b)	121,298
100,000		CCM Merger Inc., Notes, 8.000% due 8/1/13(b)	82,500

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Financial Services — 5.7% continued
250,000	Chukchansi Economic Development Authority, Senior Notes, 4.913% due 11/15/12(b)(c)	$193,750
	Citigroup Inc.:
	Senior Notes:
850,000	6.375% due 8/12/14	879,719
120,000	5.500% due 10/15/14	119,957
685,000	Senior Subordinated Notes, 0.579% due 6/9/16(c)	570,524
	General Electric Capital Corp.:
	Senior Notes:
1,800,000	2.200% due 6/8/12	1,829,011
1,250,000	2.125% due 12/21/12	1,262,330
700,000	Subordinated Debentures, 6.375% due 11/15/67(c)	580,117
80,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	82,000
300,000	Merna Reinsurance Ltd., Subordinated Notes, 2.033% due 7/7/10(b)(c)	291,810
190,000	TNK-BP Finance SA, 6.875% due 7/18/11(b)	193,325
20,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.610% due 10/1/15	20,900
125,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	128,125
690,000	Westpac Securities NZ Ltd., Senior Notes, 2.500% due 5/25/12(b)	701,763
	Total Diversified Financial Services	7,140,129
	Insurance — 0.3%
380,000	Metropolitan Life Global Funding I, Notes, 2.875% due 9/17/12(b)	378,686
	Real Estate Investment Trusts (REITs) — 0.0%
30,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.750% due 4/1/17	29,550
	Real Estate Management & Development — 0.1%
7,800	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(b)(d)(e)	2,925
5,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	4,075
190,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	105,925
	Total Real Estate Management & Development	112,925
	Thrifts & Mortgage Finance — 1.4%
1,800,000	Societe Financement de l’Economie Francaise (SFEF), Senior Bonds, 0.713% due 7/16/12 (b) (c)	1,807,794
	Thrifts & Mortgage Finance — 0.2%
300,000	Countrywide Financial Corp., Medium-Term Notes, 0.908% due 5/7/12(c)	289,159
	TOTAL FINANCIALS	27,610,417
HEALTH CARE — 0.7%
	Health Care Providers & Services — 0.7%
60,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	61,650

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	11

Schedule of investments continued

September 30, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Health Care Providers & Services — 0.7% continued
	HCA Inc.:
195,000	Notes, 6.375% due 1/15/15	$174,525
105,000	Senior Secured Notes, 9.625% due 11/15/16(f)	109,462
	Tenet Healthcare Corp.:
150,000	Senior Notes, 9.000% due 5/1/15(b)	157,500
276,000	Senior Secured Notes, 8.875% due 7/1/19(b)	292,560
10,000	Universal Hospital Services Inc., Senior Secured Notes, 8.500% due 6/1/15(f)	9,850
127,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12(c)(f)	111,125
	Total Health Care Providers & Services	916,672
	Pharmaceuticals — 0.0%
20,000	Elan Corp. PLC, Senior Notes, 8.750% due 10/15/16(b)	19,750
145,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(a)(d)	725
	Total Pharmaceuticals	20,475
	TOTAL HEALTH CARE	937,147
INDUSTRIALS — 1.7%
	Aerospace & Defense — 0.2%
140,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(f)	90,300
100,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	101,625
	Total Aerospace & Defense	191,925
	Airlines — 0.1%
160,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(b)	125,600
	Delta Air Lines Inc., Senior Secured Notes:
30,000	9.500% due 9/15/14(b)	30,150
30,000	12.250% due 3/15/15(b)	28,125
	Total Airlines	183,875
	Building Products — 0.1%
	Associated Materials Inc.:
5,000	Senior Discount Notes, 11.250% due 3/1/14	3,800
100,000	Senior Subordinated Notes, 9.750% due 4/15/12	98,750
100,000	NTK Holdings Inc., Senior Discount Notes, 10.750% due 3/1/14(d)(k)	3,250
	Total Building Products	105,800
	Commercial Services & Supplies — 0.3%
35,000	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15(b)	36,750
120,000	Altegrity Inc., Senior Subordinated Notes, 10.500% due 11/1/15(b)	102,000
90,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	92,250

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Commercial Services & Supplies — 0.3% continued
	RSC Equipment Rental Inc.:
110,000	Senior Notes, 9.500% due 12/1/14	$ 106,700
80,000	Senior Secured Notes, 10.000% due 7/15/17(b)	86,400
	Total Commercial Services & Supplies	424,100
	Construction & Engineering — 0.5%
570,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(b)	582,825
	Machinery — 0.1%
55,000	Terex Corp., Senior Notes, 10.875% due 6/1/16	60,225
	Road & Rail — 0.3%
250,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16(b)	277,500
110,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17(b)	115,775
	Total Road & Rail	393,275
	Trading Companies & Distributors — 0.1%
50,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(b)	48,250
95,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	87,400
	Total Trading Companies & Distributors	135,650
	Transportation Infrastructure — 0.0%
55,000	Swift Transportation Co., Senior Secured Notes, 8.190% due 5/15/15(b)(c)	39,325
	TOTAL INDUSTRIALS	2,117,000
INFORMATION TECHNOLOGY — 0.2%
	IT Services — 0.2%
50,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(f)	42,750
175,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	179,375
	TOTAL INFORMATION TECHNOLOGY	222,125
MATERIALS — 2.3%
	Chemicals — 0.3%
300,000	Dow Chemical Co., 6.000% due 10/1/12	319,734
10,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	10,300
	Total Chemicals	330,034
	Containers & Packaging — 0.1%
75,000	Graham Packaging Co. L.P., Senior Notes, 8.500% due 10/15/12	76,125
	Metals & Mining — 1.3%
	Freeport-McMoRan Copper & Gold Inc., Senior Notes:
420,000	4.995% due 4/1/15(c)	421,378
170,000	8.375% due 4/1/17	181,090
150,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	144,937
32,203	Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15(c)(f)	22,864
25,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	21,750
125,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	119,375

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	13

Schedule of investments continued

September 30, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Metals & Mining — 1.3% continued
95,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	$ 96,425
	Teck Resources Ltd., Senior Secured Notes:
45,000	9.750% due 5/15/14	49,725
40,000	10.250% due 5/15/16	45,400
80,000	10.750% due 5/15/19	93,400
	Vale Overseas Ltd., Notes:
128,000	6.250% due 1/23/17	137,356
101,000	6.875% due 11/21/36	104,740
170,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(b)	170,425
	Total Metals & Mining	1,608,865
	Paper & Forest Products — 0.6%
190,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(b)	188,100
	Appleton Papers Inc.:
100,000	Senior Notes, 8.125% due 6/15/11(d)	81,625
20,000	Senior Secured Notes, 11.250% due 12/15/15(b)	19,763
125,000	Senior Subordinated Notes, 9.750% due 6/15/14(d)	57,031
	NewPage Corp., Senior Secured Notes:
180,000	6.733% due 5/1/12(c)	112,500
155,000	11.375% due 12/31/14(b)	153,063
200,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	208,473
	Total Paper & Forest Products	820,555
	TOTAL MATERIALS	2,835,579
TELECOMMUNICATION SERVICES — 4.2%
	Diversified Telecommunication Services — 2.8%
467,000	Axtel SAB de CV, Senior Notes, 7.625% due 2/1/17(b)	449,488
150,000	CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17(b)	156,000
45,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	33,750
400,000	Deutsche Telekom International Finance BV, Senior Notes, 5.750% due 3/23/16	424,691
600,000	France Telecom SA, Notes, 7.750% due 3/1/11	649,884
25,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (a)(d)	31
225,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	241,875
40,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16	42,200
300,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	318,654
40,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	35,450
250,000	Qwest Corp., Senior Notes, 3.549% due 6/15/13(c)	235,000
300,000	Telecom Italia Capital, Senior Notes, 1.120% due 7/18/11(c)	297,832
400,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	428,444

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Telecommunication Services — 2.8% continued
190,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	$ 195,225
	Total Diversified Telecommunication Services	3,508,524
	Wireless Telecommunication Services — 1.4%
125,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16(b)	127,500
400,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	456,673
731,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(b)	705,415
510,000	Verizon Wireless Capital LLC, Notes, 3.750% due 5/20/11(b)	526,389
	Total Wireless Telecommunication Services	1,815,977
	TOTAL TELECOMMUNICATION SERVICES	5,324,501
UTILITIES — 2.0%
	Electric Utilities — 0.9%
1,022,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(b)	1,103,760
18,000	FirstEnergy Corp., Notes, 6.450% due 11/15/11	19,478
10,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	10,400
	Total Electric Utilities	1,133,638
	Gas Utilities — 0.0%
45,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	44,719
	Independent Power Producers & Energy Traders — 1.1%
	AES Corp., Senior Notes:
375,000	9.375% due 9/15/10	388,125
25,000	8.875% due 2/15/11	25,875
120,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	102,900
	Edison Mission Energy, Senior Notes:
80,000	7.750% due 6/15/16	70,400
30,000	7.200% due 5/15/19	24,450
45,000	7.625% due 5/15/27	32,400
869,200	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(f)	578,018
130,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	130,000
5,000	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	4,850
	Total Independent Power Producers & Energy Traders	1,357,018
	TOTAL UTILITIES	2,535,375
	TOTAL CORPORATE BONDS & NOTES (Cost — $56,521,271)	54,406,557
ASSET-BACKED SECURITIES — 9.8%
FINANCIALS — 9.8%
	Automobiles — 0.6%
372,968	AmeriCredit Automobile Receivables Trust, 0.284% due 5/7/12(c)	370,397
325,000	Nissan Auto Receivables Owner Trust, 4.460% due 4/16/12	336,040
	Total Automobiles	706,437

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	15

Schedule of investments continued

September 30, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Home Equity — 7.6%
328,199	Asset Backed Funding Certificates, 0.556% due 1/25/35(c)	$ 250,280
39,271	Asset Backed Securities Corp., 0.406% due 6/25/35(c)	38,872
82,008	Bear Stearns Asset-Backed Securities Trust, 0.696% due 10/27/32(c)	55,260
793,146	Chase Funding Mortgage Loan Asset-Backed Certificates, 3.985% due 11/25/33	678,499
	Countrywide Asset-Backed Certificates:
593,123	1.266% due 8/25/47(b)(c)(e)	316,321
693,921	1.146% due 10/25/47(c)	407,824
283,843	EMC Mortgage Loan Trust, 0.796% due 3/25/31(b)(c)(e)	248,594
1,859,928	First Horizon ABS Trust, 0.376% due 10/25/26(c)	824,042
1,467,323	GMAC Mortgage Corp. Loan Trust, 0.426% due 12/25/36(c)	570,916
932,932	Greenpoint Home Equity Loan Trust, 0.803% due 8/15/30(c)	573,524
178,102	GSAMP Trust, 1.846% due 11/25/34(c)	37,982
185,323	GSRPM Mortgage Loan Trust, 0.646% due 10/25/46(b)(c)(e)	59,311
708,090	Home Equity Mortgage Trust, 0.406% due 7/25/36(c)	252,357
310,726	IXIS Real Estate Capital Trust, 0.586% due 2/25/36(c)	243,637
1,608,528	Lehman XS Trust, (Structured Asset Securities Corp.), 1.746% due 7/25/35(c)	890,725
551,786	Lehman XS Trust, (Structured Asset Securities Corp.), 0.546% due 11/25/35(c)	286,643
234,371	Long Beach Mortgage Loan Trust, 1.071% due 9/25/31(c)	136,860
854,367	Long Beach Mortgage Loan Trust, 1.371% due 5/25/32(c)	495,720
138,752	MASTR Second Lien Trust, 0.516% due 9/25/35(c)	113,551
605,115	MASTR Specialized Loan Trust, 0.616% due 1/25/37(b)(c)	205,739
	Morgan Stanley ABS Capital I:
1,100,000	0.616% due 2/25/37(c)	10,101
1,000,000	0.666% due 2/25/37(c)	6,266
800,000	0.796% due 2/25/37(c)	3,985
500,000	1.246% due 2/25/37(c)	2,827
700,000	1.446% due 2/25/37(c)	3,040
74,135	Morgan Stanley Capital Inc., 0.776% due 9/25/34(c)	55,414
207,678	Morgan Stanley Mortgage Loan Trust, 0.366% due 10/25/36(c)	188,683
250,601	Option One Mortgage Loan Trust, 0.646% due 2/25/35(c)	190,105
	RAAC Series:
546,381	0.516% due 5/25/36(b)(c)	232,147
442,040	0.496% due 2/25/37(b)(c)	244,863
425,112	1.446% due 9/25/37(c)	274,692
923,901	0.536% due 1/25/46(b)(c)	522,615
1,200,000	1.046% due 10/25/46(b)(c)	30,126

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Home Equity — 7.6% continued
	Renaissance Home Equity Loan Trust:
252,139	0.676% due 6/25/33(c)	$ 161,377
204,425	0.686% due 8/25/33(c)	120,342
128,633	Renaissance Net Interest Margin Trust, 8.353% due 6/25/37(b)	322
	SACO I Trust:
321,485	1.071% due 9/25/35(c)	84,297
1,031,821	0.416% due 3/25/36(c)	143,516
1,013,418	0.476% due 4/25/36(c)	164,940
107,070	Sail Net Interest Margin Notes, 5.500% due 3/27/34(b)(d)	11
199,324	Structured Asset Investment Loan Trust, 1.546% due 10/25/34(c)	17,462
	Structured Asset Securities Corp.:
970,675	0.516% due 5/25/31(b)(c)	381,284
290,000	0.426% due 5/25/47(c)	45,458
500,000	Washington Mutual Inc. Asset-Backed Certificates, 1.296% due 5/25/47(c)	3,721
	Total Home Equity	9,574,251
	Manufactured Housing — 0.5%
581,233	Conseco Finance Securitizations Corp., 8.310% due 5/1/32(c)	440,265
254,318	Vanderbilt Mortgage Finance, 9.250% due 7/7/30(c)	219,762
	Total Manufactured Housing	660,027
	Student Loan — 1.1%
	SLC Student Loan Trust:
721,470	0.699% due 9/15/14(c)	721,782
720,000	1.899% due 12/15/32(c)	727,935
	Total Student Loan	1,449,717
	TOTAL ASSET-BACKED SECURITIES (Cost — $25,917,364)	12,390,432
COLLATERALIZED MORTGAGE OBLIGATIONS — 24.0%
366,221	Adjustable Rate Mortgage Trust, 0.516% due 2/25/36(c)	199,129
	American Home Mortgage Investment Trust:
410,000	1.046% due 11/25/45(c)	2,315
526,959	5.350% due 11/25/45(c)	310,363
	Banc of America Funding Corp.:
610,249	6.000% due 5/20/33	613,599
819,809	3.029% due 6/20/35(c)	372,533
938,448	Bear Stearns Alt-A Trust, 0.886% due 4/25/34(c)	691,182
739,089	Bear Stearns ARM Trust, 3.273% due 11/25/34(c)(e)	592,242
936,943	Countrywide Alternative Loan Trust, 0.476% due 7/20/35(c)	497,347

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	17

Schedule of investments continued

September 30, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Countrywide Home Loans:
1,442,566	5.310% due 2/20/36(c)	$ 941,925
1,724,696	0.516% due 3/25/35(c)	1,077,781
978,745	0.646% due 9/25/35(b)(c)	650,536
	Downey Savings & Loan Association Mortgage Loan Trust:
928,413	0.576% due 8/19/45(c)	448,299
540,688	2.539% due 3/19/46(c)	217,845
	Federal Home Loan Mortgage Corp. (FHLMC):
	PAC IO:
3,194,074	5.000% due 1/15/19(d)(h)	306,361
3,525,571	5.000% due 5/15/23(d)(h)	322,570
849,600	5.000% due 1/15/24(d)(h)	4,559
3,130,187	5.000% due 7/15/26(d)(h)	62,360
4,103,473	PAC-1 IO, 5.000% due 3/15/22(d)(h)	384,391
	Federal National Mortgage Association (FNMA), STRIPS, IO:
3,037,244	5.500% due 7/1/18(c)(d)(h)	333,517
10,053,144	5.000% due 7/1/33(d)(h)	1,850,012
900,000	Greenwich Capital Commercial Funding Corp., 4.755% due 6/10/36	906,691
950,000	GS Mortgage Securities Corp. II, 6.712% due 8/15/18(b)	975,680
	GSMPS Mortgage Loan Trust:
345,080	0.476% due 2/25/35(b)(c)(e)	241,579
1,300,356	0.596% due 3/25/35(b)(c)	913,044
	Harborview Mortgage Loan Trust:
341,340	0.596% due 1/19/35(c)	188,382
395,000	5.312% due 12/19/35(c)	304,820
2,733,125	IMPAC Secured Assets Corp., 0.566% due 3/25/36(c)	1,174,402
	Indymac Index Mortgage Loan Trust:
405,576	0.676% due 9/25/34(c)	256,835
114,434	0.646% due 11/25/34(c)	59,152
127,663	0.636% due 12/25/34(c)	78,475
978,783	5.249% due 10/25/35(c)	770,172
1,442,569	JPMorgan Chase Commercial Mortgage Securities Corp., 5.320% due 6/12/47	1,487,094
1,235,290	Luminent Mortgage Trust, 0.446% due 2/25/46(c)	590,358
	MASTR ARM Trust:
284,740	3.889% due 12/25/33(c)	245,258
935,417	1.851% due 12/25/46(c)	299,334
1,049,111	MASTR Reperforming Loan Trust, 0.596% due 5/25/35(b)(c)	724,620
1,471,164	Morgan Stanley Mortgage Loan Trust, 5.334% due 5/25/36(c)	864,131
597,645	Residential Accredit Loans Inc., 0.526% due 12/25/45(c)	314,737
1,034,947	Structured Adjustable Rate Mortgage Loan Trust, 0.616% due 7/25/34(c)	674,734

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Structured Asset Mortgage Investments Inc.:
1,219,471	0.476% due 2/25/36(c)	$ 703,599
580,123	0.456% due 4/25/36(c)	292,237
	Structured Asset Securities Corp.:
216,308	1.346% due 2/25/28(c)	158,203
142,662	1.246% due 3/25/28(c)	123,862
443,407	1.186% due 8/25/28(c)	295,338
370,879	0.596% due 3/25/35(b)(c)	274,121
396,410	0.596% due 4/25/35(b)(c)	301,620
374,038	0.596% due 6/25/35(b)(c)	280,330
5,690,243	5.309% due 6/25/35(b)(c)(e)	4,638,950
540,688	Voyager Dwnys Delaware Trust, 2.130% due 3/20/47(b)(c)(d)(e)	145,543
	Washington Mutual Inc. Mortgage Pass-Through Certificates:
882,384	0.610% due 11/25/34(c)	510,958
375,000	5.837% due 8/25/46(c)	246,635
	Washington Mutual Inc. Pass-Through Certificates:
369,916	1.841% due 4/25/46(c)(e)	166,462
314,126	5.593% due 3/25/37(c)	197,947
721,523	0.606% due 7/25/45(c)	287,610
885,231	Wells Fargo Mortgage Backed Securities Trust, 4.616% due 1/25/35(c)	805,675
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $39,000,206)	30,377,454
COLLATERALIZED SENIOR LOANS — 8.8%
CONSUMER DISCRETIONARY — 3.2%
	Auto Components — 0.5%
748,038	Allison Transmission Inc., Term Loan B, 3.000% due 8/7/14(c)	655,780
	Distributors — 0.5%
943,625	Keystone Auto Industry Inc., Term Loan B, 3.768% due 1/12/12(c)	566,175
	Hotels, Restaurants & Leisure — 0.3%
750,000	BLB Worldwide Holdings Inc., Term Loan, 6.500% due 7/18/12(a)(c)	50,625
460,941	Harrahs Operating Co. Inc., Term Loan B2, 3.504% due 1/28/15(c)	374,399
	Total Hotels, Restaurants & Leisure	425,024
	Media — 1.6%
982,500	Charter Communications Operating LLC, First Lien, 6.250% due 3/6/14(c)	940,948
	CSC Holdings Inc., Term Loan:
448,821	2.049% due 3/29/13(c)	431,780
236,662	2.044% due 3/29/13(c)	227,676
956,140	Idearc Inc., Term Loan B, 6.250% due 11/17/14(c)	409,812
	Total Media	2,010,216

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	19

Schedule of investments continued

September 30, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Multiline Retail — 0.3%
500,000	Neiman Marcus Group Inc., Term Loan B, 2.323% due 4/06/13(c)	$ 433,985
	TOTAL CONSUMER DISCRETIONARY	4,091,180
ENERGY — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
	Ashmore Energy International:
47,569	Synthetic Revolving Credit Facility, 3.246% due 3/30/12(c)	43,228
327,529	Term Loan, 3.283% due 3/30/14(c)	297,642
	Targa Resources Inc., Term Loans:
42,129	2.246% due 10/31/12(c)	41,444
32,258	Tranche A, 2.598% due 10/31/12(c)	31,734
	TOTAL ENERGY	414,048
FINANCIALS — 0.4%
	Diversified Financial Services — 0.4%
490,000	Chrysler Financial, Term Loan B, 4.250% due 8/3/12(c)	472,360
HEALTH CARE — 1.6%
	Health Care Providers & Services — 1.6%
	Community Health Systems Inc.:
475,730	Delayed Draw Term Loan, 2.611% due 7/25/14(c)	448,019
24,270	Term Loan B, 2.496% due 7/25/14(c)	22,856
744,073	HCA Inc., Term Loan B, 2.533% due 11/18/13(c)	703,288
917,132	Health Management Association, Term Loan B, 2.033% due 2/28/14(c)	863,595
	TOTAL HEALTH CARE	2,037,758
INDUSTRIALS — 0.8%
	Trading Companies & Distributors — 0.8%
1,267,760	Penhall International Corp., Term Loan, 10.745% due 4/1/12(c)	69,727
1,000,000	Transdigm Inc. Term B, 2.289% due 6/23/13(c)	970,000
	TOTAL INDUSTRIALS	1,039,727
INFORMATION TECHNOLOGY — 0.5%
	IT Services — 0.5%
748,092	First Data Corp., Term Loan, 3.035% due 9/24/14(c)	645,948
MATERIALS — 0.4%
	Containers & Packaging — 0.4%
498,721	Berry Plastics Group Inc., Term Loan C, 2.300% due 4/3/15(c)	442,407
TELECOMMUNICATION SERVICES — 0.4%
	Diversified Telecommunication Services — 0.4%
500,000	Level 3 Communications Inc., Term Loan, 2.683% due 3/13/14(c)	442,875
UTILITIES — 1.2%
	Electric Utilities — 0.6%
980,000	TXU Corp., Term Loan B, 3.754% due 10/10/14(c)	778,365

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Independent Power Producers & Energy Traders — 0.6%
771,993		NRG Energy Inc., Term Loan, 2.022% due 2/1/13(c)	$ 734,680
		TOTAL UTILITIES	1,513,045
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $14,331,784)	11,099,348
MORTGAGE-BACKED SECURITIES — 7.7%
FHLMC — 3.4%
		Federal Home Loan Mortgage Corp. (FHLMC):
178,942		4.751% due 4/1/35(c)(h)	185,419
2,576,017		5.983% due 7/1/36(c)(h)	2,690,611
175,955		5.784% due 4/1/37(c)(h)	186,056
136,206		5.882% due 4/1/37(c)(h)	144,693
826,446		4.854% due 10/1/37(c)(h)	864,829
270,942		Gold, 7.000% due 6/1/17(h)	285,242
		Total FHLMC	4,356,850
FNMA — 4.3%
		Federal National Mortgage Association (FNMA):
509,741		5.058% due 1/1/33(c)(h)	526,120
2,694,490		3.531% due 5/1/33(c)(h)	2,760,291
622,510		4.282% due 1/1/35(c)(h)	633,544
1,294,651		4.561% due 1/1/35(c)(h)	1,322,715
107,614		5.835% due 3/1/36(c)(h)	113,179
22,567		5.350% due 12/1/36(c)(h)	23,384
		Total FNMA	5,379,233
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $9,514,018)	9,736,083
SOVEREIGN BONDS — 2.4%
		Brazil — 0.3%
740,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 1/1/12	406,419
		El Salvador — 0.0%
29,000		Republic of El Salvador, 8.250% due 4/10/32(b)	30,885
		Mexico — 0.5%
565,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	624,325
		Panama — 0.6%
		Republic of Panama:
22,000		7.250% due 3/15/15	25,245
391,000		9.375% due 4/1/29	535,670
106,000		6.700% due 1/26/36	117,660
		Total Panama	678,575
		Russia — 0.4%
314,000		Russian Federation, 12.750% due 6/24/28(b)	530,691

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	21

Schedule of investments continued

September 30, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Venezuela — 0.6%
	Bolivarian Republic of Venezuela:
24,000	8.500% due 10/8/14	$ 21,480
232,000	5.750% due 2/26/16(b)	171,680
	Collective Action Securities:
105,000	9.375% due 1/13/34	81,375
500,000	Notes, 10.750% due 9/19/13	497,500
	Total Venezuela	772,035
	TOTAL SOVEREIGN BONDS (Cost — $3,060,642)	3,042,930
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.3%
	U.S. Government Agencies — 1.2%
1,200,000	Federal Home Loan Bank (FHLB), Bonds, 0.500% due 5/18/10	1,200,383
281,452	Federal National Mortgage Association (FNMA), One Year CMT ARM, 3.639% due 5/1/28(c)(h)	286,024
	Total U.S. Government Agencies	1,486,407
	U.S. Government Obligations — 0.1%
170,000	U.S. Treasury Notes, 3.625% due 8/15/19	174,542
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $1,650,663)	1,660,949
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.5%
497,815	U.S. Treasury Bonds, Inflation Indexed, 3.875% due 4/15/29 (i) (Cost — $569,615)	642,493

SHARES
COMMON STOCK — 0.1%
MATERIALS — 0.1%
	Chemicals — 0.1%
3,470	Georgia Gulf Corp. * (Cost — $125,324)	112,230
PREFERRED STOCKS — 0.4%
CONSUMER DISCRETIONARY — 0.0%
	Automobiles — 0.0%
100	Ford Motor Co., Series F, 7.550%	1,567
	Media — 0.0%
559	CMP Susquehanna Radio Holdings Corp., 0.000%(b)(c)(e)*	237
	TOTAL CONSUMER DISCRETIONARY	1,804
FINANCIALS — 0.4%
	Consumer Finance — 0.3%
700	Preferred Blocker Inc., 7.000%(b)	407,116
	Diversified Financial Services — 0.1%
600	Preferred Plus, Trust, Series FRD-1, 7.400%	9,600

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SHARES	SECURITY	VALUE
	Diversified Financial Services — 0.1% continued
1,700	Saturns, Series F 2003-5, 8.125%	$ 30,039
	Total Diversified Financial Services	39,639
	TOTAL FINANCIALS	446,755
	TOTAL PREFERRED STOCKS (Cost — $248,596)	448,559

WARRANTS
WARRANTS — 0.0%
30	Buffets Restaurant Holdings, Expires 4/28/14(d)(e)*	0
639	CNB Capital Trust, Expires 3/23/19(b)(e)*	18
	TOTAL WARRANTS (Cost — $18)	18
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $150,939,501)	123,917,053

FACE AMOUNT†
SHORT-TERM INVESTMENTS — 3.1%
	U.S. Government Agencies — 2.6%
2,700,000	Federal Home Loan Bank (FHLB), Discount Notes, 0.451% due 1/6/10(j)	2,699,455
647,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.401% due 1/25/10 (h)(i)(j)	646,843
	Total U.S. Government Agencies (Cost — $3,342,892)	3,346,298
	Repurchase Agreement — 0.5%
585,000	Morgan Stanley tri-party repurchase agreement dated 9/30/09, 0.030% due 10/1/09; Proceeds at maturity — $585,000; (Fully collateralized by U.S. government agency obligation, 0.000% due 1/6/10; Market value — $599,820) (Cost — $585,000)	585,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $3,927,892)	3,931,298
	TOTAL INVESTMENTS — 101.2% (Cost — $154,867,393#)	127,848,351
	Liabilities in Excess of Other Assets — (1.2)%	(1,463,089)
	TOTAL NET ASSETS — 100.0%	$126,385,262

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	The coupon payment on these securities is currently in default as of September 30, 2009.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.
(d)	Illiquid security.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	23

Schedule of investments continued

September 30, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(j)	Rate shown represents yield-to-maturity.
(k)	Subsequent to September 30, 2009, this security is in default.
#	Aggregate cost for federal income tax purposes is $155,200,389.

SCHEDULE OF WRITTEN OPTIONS

CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
50	Eurodollar Futures, Put	3/15/10	$98.75	$12,500
73	Eurodollar Futures, Put	6/14/10	98.63	41,518
	TOTAL WRITTEN OPTIONS (Premium received — $59,800)			$54,018

Abbreviations used in this schedule:

ARM	—	Adjustable Rate Mortgage
BRL	—	Brazilian Real
CMT	—	Constant Maturity Treasury
GMAC	—	General Motors Acceptance Corp.
GSAMP	—	Goldman Sachs Alternative Mortgage Products
IO	—	Interest Only
MASTR	—	Mortgage Asset Securitization Transactions Inc.
PAC	—	Planned Amortization Class
RUB	—	Russian Ruble
STRIPS	—	Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

24	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

Statement of assets and liabilities

September 30, 2009

ASSETS:
Investments, at value (Cost — $154,867,393)	$127,848,351
Foreign currency, at value (Cost — $22,403)	23,687
Cash	25,947
Deposits with brokers for open swap contracts	2,950,000
Interest receivable	1,230,116
Receivable for open swap contracts	96,195
Receivable from broker — variation margin on open futures contracts	94,781
Premiums paid for open swaps	88,753
Receivable for securities sold	48,504
Principal paydown receivable	22,707
Receivable for open forward currency contracts	21,410
Prepaid expenses	8,467
Total Assets	132,458,918
LIABILITIES:
Unrealized depreciation on swaps	3,249,760
Payable for securities purchased	2,082,395
Payable for open swap contracts	383,014
Premiums received for open swaps	77,258
Investment management fee payable	77,117
Written options, at value (premium received $59,800)	54,018
Directors’ fees payable	533
Accrued expenses	149,561
Total Liabilities	6,073,656
TOTAL NET ASSETS	$126,385,262
NET ASSETS:
Par value ($0.001 par value; 8,323,434 shares issued and outstanding; 100,000,000 shares authorized)	$ 8,323
Paid-in capital in excess of par value	158,195,188
Undistributed net investment income	586,518
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(3,305,078)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(29,099,689)
TOTAL NET ASSETS	$126,385,262
Shares Outstanding	8,323,434
Net Asset Value	$15.18

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	25

Statement of operations

For the Year Ended September 30, 2009

INVESTMENT INCOME:
Interest	$ 7,505,409
Dividends	36,273
Total Investment Income	7,541,682
EXPENSES:
Investment management fee (Note 2)	895,287
Legal fees	148,881
Audit and tax	72,979
Shareholder reports	69,908
Directors’ fees	59,044
Transfer agent fees	30,737
Stock exchange listing fees	26,505
Custody fees	6,764
Insurance	4,507
Miscellaneous expenses	13,359
Total Expenses	1,327,971
NET INVESTMENT INCOME	6,213,711
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(5,410,958)
Futures contracts	5,272,195
Written options	(376,910)
Swap contracts	(928,795)
Foreign currency transactions	21,004
Net Realized Loss	(1,423,464)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	3,385,946
Futures contracts	673,859
Written options	59,975
Swap contracts	(2,415,568)
Foreign currencies	104,675
Change in Net Unrealized Appreciation/Depreciation	1,808,887
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	385,423
INCREASE IN NET ASSETS FROM OPERATIONS	$ 6,599,134

See Notes to Financial Statements.

26	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED SEPTEMBER 30,	2009	2008
OPERATIONS:
Net investment income	$ 6,213,711	$ 8,021,037
Net realized gain (loss)	(1,423,464)	1,143,974
Change in net unrealized appreciation/depreciation	1,808,887	(30,862,888)
Increase from payment by affiliate	—	349
Increase (Decrease) in Net Assets From Operations	6,599,134	(21,697,528)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,670,756)	(7,949,598)
Net realized gains	(421,998)	(1,339,354)
Decrease in Net Assets From Distributions to Shareholders	(6,092,754)	(9,288,952)
INCREASE (DECREASE) IN NET ASSETS	506,380	(30,986,480)
NET ASSETS:
Beginning of year	125,878,882	156,865,362
End of year*	$126,385,262	$125,878,882
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$586,518	$(923,555)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	27

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30, UNLESS OTHERWISE NOTED:

	2009[1]	2008[1]	2007[1]	2006[1]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$15.12	$18.85	$19.68	$19.47	$19.06 [3]
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.75	0.96	1.07	1.04	0.86
Net realized and unrealized gain (loss)	0.04	(3.57)	(0.45)	0.36	0.45
Total income (loss) from operations	0.79	(2.61)	0.62	1.40	1.31
LESS DISTRIBUTIONS FROM:
Net investment income	(0.68)	(0.96)	(1.31)	(1.07)	(0.85)
Net realized gains	(0.05)	(0.16)	(0.14)	(0.12)	—
Return of capital	—	—	—	—	(0.05)
Total distributions	(0.73)	(1.12)	(1.45)	(1.19)	(0.90)
NET ASSET VALUE, END OF YEAR	$15.18	$15.12	$18.85	$19.68	$19.47
MARKET PRICE, END OF YEAR	$13.78	$12.00	$16.91	$17.36	$17.16
Total return, based on NAV[4,5]	5.91%	(14.40)%[6]	3.21%	7.45%	7.06%
Total return, based on Market Price[5]	22.20%	(23.67)%[6]	5.75%	8.46%	(9.82)%
NET ASSETS, END OF YEAR (000s)	$126,385	$125,879	$156,865	$163,784	$162,066
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.16%	1.06%	0.97%[7]	2.35%	1.65%[8]
Gross expenses, excluding interest expense	1.16	0.99	0.97 [7]	1.16	1.07 [8]
Net expenses	1.16	1.06 [9]	0.97 [7,10]	2.34 [10]	1.65 [8]
Net expenses, excluding interest expense	1.16	0.99 [9]	0.97 [7,10]	1.16 [10]	1.07 [8]
Net investment income	5.41	5.59	5.53	5.35	4.94 [8]
PORTFOLIO TURNOVER RATE	68%[11]	77%[11]	160%[11]	27%	46%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period October 26, 2004 (inception date) to September 30, 2005.
[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.97%.

[8]	Annualized.
[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[10]	Reflects fee waivers and/or expense reimbursements.
[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 146%, 205% and 197% for the years ended September 30, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

28	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through November 19, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	29

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments:
Corporate bonds & notes	—	$ 54,402,782	$3,775	$ 54,406,557
Asset-backed securities	—	12,390,432	—	12,390,432
Collateralized mortgage obligations	—	30,377,454	—	30,377,454
Collateralized senior loans	—	11,099,348	—	11,099,348
Mortgage-backed securities	—	9,736,083	—	9,736,083
Sovereign Bonds	—	3,042,930	—	3,042,930
U.S. government & agency obligations	—	1,660,949	—	1,660,949
U.S. treasury inflation protected securities	—	642,493	—	642,493
Common stocks	$ 112,230	—	—	112,230
Preferred stocks:
Consumer discretionary	1,567	—	237	1,804
Financials	39,639	407,116	—	446,755
Warrants	—	—	18	18
Total long-term investments	153,436	123,759,587	4,030	123,917,053
Short-term investments†	—	3,931,298	—	3,931,298
Total investments	$ 153,436	$127,690,885	$4,030	$127,848,351
Other financial instruments:
Written options	(54,018)	—	—	(54,018)
Futures contracts	1,137,753	—	—	1,137,753
Forward foreign currency contracts	—	21,410	—	21,410
Interest rate swaps‡	—	(3,072,969)	—	(3,072,969)
Credit default swaps on credit indices — sell protection‡	—	(165,296)	—	(165,296)
Total other financial instruments	$1,083,735	$ (3,216,855)	—	$ (2,133,120)
Total	$1,237,171	$124,474,030	$4,030	$125,715,231

†                  See Schedule of Investments for additional detailed categorizations.

‡                  Values include any premiums paid or received with respect to swap contracts.

30	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of September 30, 2008	—	$ 594,577	$ 5,255,203
Accrued premiums/discounts	$ 677	16	597
Realized gain/(loss)[1]	(691)	1,329	(14,912)
Change in unrealized appreciation (depreciation)[2]	(1,315)	(58,590)	(314,389)
Net purchases (sales)	5,104	(262,640)	(287,549)
Net transfers in and/or out of Level 3	—	(274,692)	(4,638,950)
Balance as of September 30, 2009	$ 3,775	—	—
Net unrealized appreciation (depreciation) for investments in securities still held at September 30, 2009[2]	$(1,315)	—	—

INVESTMENTS IN SECURITIES	SOVEREIGN BONDS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of September 30, 2008	$ 495,643	—	—	$ 6,345,423
Accrued premiums/discounts	2,597	—	—	3,887
Realized gain/(loss)[1]	(376,997)	—	—	(391,271)
Change in unrealized appreciation (depreciation)[2]	168,595	—	—	(205,699)
Net purchases (sales)	(289,838)	$237	$18	(834,668)
Net transfers in and/or out of Level 3	—	—	—	(4,913,642)
Balance as of September 30, 2009	—	$237	$18	$ 4,030
Net unrealized appreciation (depreciation) for investments in securities still held at September 30, 2009[2]	—	—	—	$ (1,315)

1                   This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2                   This amount is included in the change in the net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	31

Notes to financial statements continued

the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures held in the Fund, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Fund may enter into futures contracts for various reasons, including in connection with their interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in interest rates, if applicable. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The nature and risks of these financial instruments and other reasons for using them are set forth more fully in the Fund’s prospectus and statement of additional information.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

32	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	33

Notes to financial statements continued

under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

34	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

As disclosed in the Fair Values of Derivatives—Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of September 30, 2009 was $165,296. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $2,950,000. If a defined credit event had occurred as of September 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $2,697,000 less the value of the contracts’ related reference obligations.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	35

Notes to financial statements continued

changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

36	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	37

Notes to financial statements continued

assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(m) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in structured securities which are collateralized by residential real estate mortgages and are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

38	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

(n) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(p) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	39

Notes to financial statements continued

These reclassifications have no effect on the net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$967,118	$(967,118)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage-backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of distributions and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective February 3, 2009, Western Asset Management Company, Pte. Ltd. (“Western Singapore”), serves as an additional subadviser to the Fund, under an additional subadvisory agreement with Western Asset. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar-denominated debt securities. Western Singapore and Western Asset Limited do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$62,312,351	$101,389,280
Sales	46,073,798	112,280,961

40	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 3,224,985
Gross unrealized depreciation	(30,577,023)
Net unrealized depreciation	$(27,352,038)

At September 30, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	1	3/10	$ 247,011	$ 248,438	$ 1,427
90-Day Eurodollar	191	9/10	46,841,528	47,098,212	256,684
U.S. Treasury 5-Year Notes	524	12/09	59,952,414	60,833,125	880,711
					1,138,822
Contracts to Sell:
U.S. Treasury 10-Year Notes	2	12/09	$ 235,587	$ 236,656	(1,069)
Net unrealized gain on open future contracts					$1,137,753

At September 30, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Buy:
Euro	887,923	$1,300,009	11/19/09	$21,410

During the year ended September 30, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS/ NOTIONAL PAR ($)	PREMIUMS
Written options, outstanding September 30, 2008	8,200,249	$ 188,602
Options written	3,800,638	453,172
Options closed	(3,800,702)	(480,463)
Options exercised	(4,400,062)	(63,891)
Options expired	(3,800,000)	(37,620)
Written options, outstanding September 30, 2009	123	$ 59,800

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	41

Notes to financial statements continued

At September 30, 2009, the Fund had the following open Swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	PERIODIC PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Interest Rate Swaps:
				3-Month
Barclay’s Capital Inc.	$ 5,520,000	3/18/19	4.250%	LIBOR	$88,753	$ (472,659)
				6-Month
JPMorgan Chase Bank	10,000,000	1/7/15	4.665%	LIBOR	—	(965,219)
				6-Month
JPMorgan Chase Bank	18,000,000	12/7/14	4.655%	LIBOR	—	(1,723,844)
Net unrealized depreciation on open swap contracts						$(3,161,722)

As of September 30, 2009, the three- and six-month London Interbank Offered Rates were 0.29% and 0.63%, respectively.

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
JPMorgan Chase Bank (CDX North America High Yield Index)	$2,697,000	6/20/12	2.750% quarterly	$(165,296)	$(77,258)	$(88,038)

†	Percentage shown is an annual percentage rate.
1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

42	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2009.

ASSET DERIVATIVES1

	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts[2]	$1,138,822	—	—	$1,138,822
Forward foreign currency contracts	—	$21,410	—	21,410
Total	$1,138,822	$21,410	—	$1,160,232

LIABILITY DERIVATIVES1

	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$ 54,018	—	—	$ 54,018
Futures contracts[2]	1,069	—	—	1,069
Swap contracts[3]	3,072,969	$165,296	—	3,238,265
Total	$3,128,056	$165,296	—	$3,293,352

1	Generally, the balance sheet location for asset derivatives is receivable/net realized appreciation (depreciation) and for liability derivatives is payables/net realized appreciation (depreciation).

2

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payable of the Statement of Assets and Liabilities.

3	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended September 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$ (904,435)	—	—	—	$ (904,435)
Swap contracts	(519,437)	—	$(149,545)	—	(668,982)
Forward foreign currency contracts	—	$109,836	—	—	109,836
Total	$(1,423,872)	$109,836	$(149,545)	—	$(1,463,581)

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	43

Notes to financial statements continued

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$ 5,782	—	—	—	$ 5,782
Futures contracts	93,765	—	—	—	93,765
Swap contracts	1,063,226	—	$573,331	—	1,636,557
Forward foreign currency contracts	—	$12,666	—	—	12,666
Total	$1,162,773	$12,666	$573,331	—	$1,748,770

The Fund had average market values of $(153,238), $1,374,055, $218,334, $120,685,685 and $829,745 in written options, forward foreign currency contracts (to buy), forward foreign currency contracts (to sell), futures contracts (to buy) and futures contracts (to sell), respectively, average notional balances in interest rate swap contracts of $33,520,000 and average notional balances of $2,894,923 in credit default swap contracts (to sell protection).

5. Distributions subsequent to September 30, 2009

On October 13, 2009, the Fund announced a distribution in the amount of $0.0560 per share payable on October 30, 2009 to shareholders of record on October 23, 2009. Also, on November 9, 2009, the Fund announced a distribution in the amount of $0.0560 per share payable on November 27, 2009 to shareholders of record on November 20, 2009.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$5,913,342	$8,607,735
Net long-term capital gains	179,412	681,217
Total distributions paid	$6,092,754	$9,288,952

As of September 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 818,038
Other book/tax temporary differences[a]	(3,203,602)
Unrealized appreciation/(depreciation)[b]	(29,432,685)
Total accumulated earnings/(losses) — net	$(31,818,249)

a

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, the tax deferral of losses on straddles, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

b

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

44	Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Variable Rate Strategic Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Variable Rate Strategic Fund Inc. as of September 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from October 26, 2004 (inception date) through September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Variable Rate Strategic Fund Inc. as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 19, 2009

Western Asset Variable Rate Strategic Fund Inc. 2009 Annual Report	45

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Variable Rate Strategic Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, Colman Consulting Co.
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	None

46	Western Asset Variable Rate Strategic Fund Inc.

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of Italian and French languages, Drew University (since 1984); formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2009)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	None

LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations (prior to 2003); formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Asia Advisors”): India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

Western Asset Variable Rate Strategic Fund Inc.	47

Additional information (unaudited) continued

Information about Directors and Officers

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	Director of Associated Banc-Corp. (banking) (since 1994)

RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	None

48	Western Asset Variable Rate Strategic Fund Inc.

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

INTERESTED DIRECTOR

R. JAY GERKEN, CFA[2]
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (prior to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	135
Other board member ships held by Director	Former Trustee, Consulting Group Capital Markets Funds (from 2002-2006)

Western Asset Variable Rate Strategic Fund Inc.	49

Additional information (unaudited) continued

Information about Directors and Officers

OFFICERS

KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

50	Western Asset Variable Rate Strategic Fund Inc.

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Secretary of LMPFA (since 2006); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

STEVEN FRANK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2011 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Variable Rate Strategic Fund Inc.	51

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

52	Western Asset Variable Rate Strategic Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2009:

Record date:	Monthly	Monthly	9/18/2009
Payable date:	October 2008 through December 2008	January 2009 through September 2009	9/25/2009
Interest from federal obligations	—	1.01%	—
Long-term capital gain dividend	—	—	$0.021600

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this for your records.

Western Asset Variable Rate Strategic Fund Inc.	53

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your common shares (the “Common Shares”) will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the holders of Common Shares (the “Common Shareholders”) (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange (the “Exchange”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

54	Western Asset Variable Rate Strategic Fund Inc.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Variable Rate Strategic Fund Inc.	55

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Western Asset Variable Rate Strategic Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadviser
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Western Asset Management Company Pte. Ltd. in Singapore
Jeswald W. Salacuse
Custodian
Officers	State Street Bank and Trust Company
R. Jay Gerken, CFA	1 Lincoln Street
President and Chief Executive Officer	Boston, Massachusetts 02111

Kaprel Ozsolak	Transfer agent
Chief Financial Officer and Treasurer	American Stock Transfer & Trust Company
59 Maiden Lane
Ted P. Becker	New York, New York 10038
Chief Compliance Officer
Independent registered public accounting firm
Robert I. Frenkel	KPMG LLP
Secretary and Chief Legal Officer	345 Park Avenue
New York, New York 10154
Thomas Mandia
Assistant Secretary	Legal counsel
Simpson Thacher & Bartlett LLP
Steven Frank	425 Lexington Avenue
Controller	New York, New York 10017

Albert Laskaj	New York Stock Exchange Symbol
Controller	GFY

Western Asset Variable Rate Strategic Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Variable Rate Strategic Fund Inc.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010407 11/09 SR09-944

ITEM 2.     CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2008 and September 30, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $59,500 in 2008 and $61,400 in 2009.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset Variable Rate Strategic Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Variable Rate Strategic Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in 2008 and $3,100 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Variable Rate Strategic Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Variable Rate Strategic Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Variable Rate Strategic Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Variable Rate Strategic Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Variable Rate Strategic Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset Variable Rate Strategic Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Variable Rate Strategic

Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company, Pte. Ltd. (“WAMC”), (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003.

Andrea Mack Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset for the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	111 registered investment companies with $187.6 billion in total assets under management	227 Other pooled investment vehicles with $110.9 billion in assets under management*	861 Other accounts with $207.7 on in total assets under management**

Stephen A. Walsh ‡	111 registered investment companies with $187.6 billion in total assets under management	227 Other pooled investment vehicles with $110.9 billion in assets under management*	861 Other accounts with $207.7 billion in total assets under management**

Keith J. Gardner ‡	5 registered investment companies with $1.2 billion in total assets under management	7 Other pooled investment vehicles with $0.6 billion in assets under management***	0 Other accounts with $0 billion in total assets under management

Michael C. Buchanan ‡	17 registered investment Companies with $9.6 billion in total assets Under management	8 Other pooled investment vehicles with $4.0 billion in assets under management	15 Other accounts with $2.3 billion in total assets under management

Andrea Mack ‡	4 registered investment Companies with $0.7 billion in total assets Under management	1 Other pooled investment vehicles with less than $100 million in assets under management	15 Other accounts with $2.1 billion in total assets under management

*	Includes 7 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 94 accounts managed, totaling $25.0 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling less than $1 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	E
Stephen A. Walsh	E
Keith J. Gardner	A
Michael C. Buchanan	A
Andrea Mack	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                               CONTROLS AND PROCEDURES.

(a)                The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)               There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	December 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	December 1, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	December 1, 2009